UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

SiteOne Landscape Supply, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37760	46-4056061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Colonial Center Parkway, Suite 600, Roswell, Georgia	30076
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(470) 277-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SITE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2020, SiteOne Landscape Supply, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan (the “2020 Plan”). The Company’s Board of Directors (the “Board”) had previously approved and adopted the 2020 Plan, subject to stockholder approval. Terms of the 2020 Plan are described in the Company’s 2020 Proxy Statement, which was filed with the Securities and Exchange Commission on April 1, 2020, which description is incorporated herein by reference and is qualified in its entirety by reference to the 2020 Plan. The 2020 Plan is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, four proposals were submitted to the Company’s stockholders. The final voting results were as follows:

Proposal 1: The Company’s stockholders elected the two nominees named in the Company’s 2020 Proxy Statement to serve a three-year term expiring at the Company’s 2023 Annual Meeting of Stockholders. The voting results are set forth below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
William (Bill) W. Douglas, III	38,672,516	215,724	1,687,766
Jeri L. Isbell	38,534,196	354,044	1,687,766

Proposal 2: The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accounting firm for the fiscal year 2020. The voting results are set forth below

Votes For	Votes Against	Abstain	Broker Non-Votes
40,545,512	18,288	12,206	0

Proposal 3: The Company’s stockholders approved an advisory vote on the compensation of the Company’s named executive officers. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
38,098,702	560,293	229,245	1,687,766

Proposal 4: The Company’s stockholders approved the 2020 Plan. The voting results are set forth below.

Votes For	Votes Against	Abstain	Broker Non-Votes
37,953,544	930,615	4,081	1,687,766

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	SiteOne Landscape Supply, Inc. 2020 Omnibus Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITEONE LANDSCAPE SUPPLY, INC.

	By:	/s/ Briley Brisendine
Name: Briley Brisendine
Title: Executive Vice President, General Counsel and Secretary

Date: May 15, 2020